Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
13.	Income Taxes
Loss before income taxes was as follows for the years ended December 31, (in thousands):

	2022	2021
U.S. operations	$(73,132)	$(61,541)
Non-U.S. operations	(2,927)	(6,746)

Loss before provision for income taxes	$(76,059)	$(68,287)

The components of the provision for income taxes was as follows for the years ended December 31, (in thousands):

	2022	2021
Current:
U.S.	$—	$—
State and local	1	1
Foreign	1,936	—

Total current	1,937	1

Deferred:
U.S.	—	—

Total deferred	—	—

Total provision for income taxes	$1,937	$1

A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate for the years ended December 31, was as follows:

	2022	2021
Income tax benefit at Cayman statutory rate	0.00%	0.00%
U.S. and non-U.S. rate differential	21.57%	19.49%
State taxes	4.77%	3.94%
R&D credits	0.73%	3.00%
Change in valuation allowance	(27.61%)	(25.79%)
Share-based compensation	(3.62%)	(0.66%)
Ambrx Shanghai reorganization	1.77%	0.00%
Other, net	(0.16%)	0.02%

Effective tax rate	(2.55%)	(0.00%)

A valuation allowance has been established as realization of deferred tax assets has not met the more likely-than-not
threshold requirement. If the Company’s judgment changes and it is determined that the Company will be able to realize these deferred tax assets, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets as of December 31, 2022, will be accounted for as a reduction to income tax expense. During the years ended December 31, 2022 and 2021, the change in the valuation allowance from prior year was an increase of $20.6 million and $17.6 million, respectively.

Significant components of the Company’s deferred tax assets as of December 31, are shown below (in thousands):

	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$57,647	$48,179
R&D credits	16,385	14,317
Capitalized R&D	8,980	—
Lease liabilities	3,110	3,662
Share-based compensation	1,219	3,223
Deferred revenues	454	1,575
Intangible assets	337	—
Other	945	1,047

Total deferred tax assets	89,077	72,003

Deferred tax liabilities:
IPR&D	(5,436)	(5,841)
Right-of-use assets	(2,847)	(3,553)
Intangible assets	—	(2,445)

Total deferred tax liabilities	(8,283)	(11,839)

Net deferred tax assets	80,794	60,164
Less: valuation allowance	(81,674)	(61,044)

	$(880)	$(880)

As of December 31, 2022, the Company had U.S. federal, state and foreign net operating loss carryforwards of approximately $103.5 million, $136.2 million and $13.7 million, respectively which will begin to expire in 2025, 2028 and 2023, respectively, unless previously utilized. Additionally, as of December 31, 2022, the Company also had U.S. federal and foreign net operating loss carryforwards of approximately $107.1 million and $1.7 million, respectively, which can be carried forward indefinitely. As of December 31, 2022, the Company also had U.S. federal R&D tax credit carryforwards of approximately $12.3 million which will begin to expire in 2024 unless previously utilized. As of December 31, 2022, the Company had state tax credit carryforwards of approximately $8.9 million, which can be carried forward indefinitely.
Pursuant to Internal Revenue Code (IRC) Sections 382 and 383, use of the Company’s net operating loss and R&D income tax credit carryforwards may be limited in the event of a future cumulative change in ownership of more than 50.0% within a three-year period. The Company completed an analysis under IRC Sections 382 and 383 through June 2015 and determined the Company’s U.S. net operating losses and R&D credit carryforwards may be limited due to changes in ownership in 2015. The analysis determined that substantially all net operating losses and R&D credit carryforwards could be utilized before expiration. No analysis under IRC Sections 382 and 383 has been completed for tax years 2016 through 2022. Future changes in the Company’s stock ownership, which may be outside of its control, may trigger an “ownership change.” In addition, future equity offerings or acquisitions that have equity as a component of the purchase price could result in an “ownership change.” If an “ownership change” has occurred or does occur in the future, an annual limitation in IRC Sections 382 and 383 could result in the expiration of net operating loss and tax credit carryforwards before utilization; however, there is no tax impact as a result of the full valuation allowance on tax attributes.
The Tax Cuts and Jobs Act resulted in significant changes to the treatment of R&D expenditures under Section 174. For tax years beginning after December 31, 2021, taxpayers are required to capitalize and amortize all R&D expenditures that are paid or incurred in connection with their trade or business. Specifically, costs for U.S.-based R&D activities must be amortized over five years and costs for foreign R&D activities must be amortized over fifteen years, both using a midyear convention. During the year ended December 31, 2022, the Company capitalized $49.5 million of R&D expenses.
As of December 31, 2022, the Company had liabilities for uncertain tax positions of $4.7 million, of which, if recognized, $3.3 million would not impact the Company’s tax position and effective income tax rate due to a full valuation allowance. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision. As of December 31, 2022, the Company has accrued penalties of $0.2 million related to uncertain tax positions.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows (in thousands):

	December 31,
	2022	2021
Beginning balance	$2,767	$2,282
Additions based on tax positions related to the current year	1,958	485

Ending balance	$4,725	$2,767

The Company is subject to taxation in the United States, California, China, and Australia. The Company is subject to income tax examination by tax authorities in the United States in tax years 2005 to 2022 due to its net operating losses. In China, the Company is subject to income tax examinations by tax authorities for its 2018 to 2022 tax years. In Australia, the Company is subject to income tax examinations by tax authorities for its 2020 to 2022 tax years.